                                                     AMENDED AND RESTATED

                                                     DECLARATION OF TRUST

                                                              OF

                                            OPPENHEIMER CALIFORNIA MUNICIPAL FUND

         This AMENDED AND RESTATED DECLARATION OF TRUST, made as of June 7, 2002, by and among the individuals  executing this
Amended and Restated Declaration of Trust as the Trustees.

         WHEREAS,  the Trustees  established  Oppenheimer  California  Tax-Exempt Fund (the "Fund"), as a trust fund under the laws of the  Commonwealth  of  Massachusetts,  for the investment  and  reinvestment  of funds  contributed  thereto,  under a
Declaration  of Trust dated July 25,  1988,  as amended by Amended and  Restated  Declarations  of Trust dated April 23, 1993,
October 25, 1995 and September 16, 1996;

         WHEREAS, the Trustees desire to make certain permitted changes to said Declaration of Trust;

         WHEREAS,  the Trustees desire to further amend such Declaration of Trust, as amended,  without shareholder  approval, as permitted under ARTICLE SEVENTH, to change the name of the Trust;

         NOW,  THEREFORE,  the Trustees  declare that all money and property  contributed  to the trust fund  hereunder  shall henceforth be held and managed under this Amended and Restated Declaration of Trust IN TRUST as herein set forth below.

         FIRST:   This Trust shall be known as OPPENHEIMER  CALIFORNIA  MUNICIPAL FUND. The address of Oppenheimer  California
Municipal  Fund is 6803 South Tucson Way,  Englewood,  CO 80112.  The Registered  Agent for Service is CT Corporation  System,
101 Federal Street, Boston, MA 02110.

         SECOND:  Whenever used herein, unless otherwise required by the context or specifically provided:

         1.       All terms used in this  Declaration of Trust that are defined in the 1940 Act (defined below) shall have the meanings given to them in the 1940 Act.

         2.       "Board" or "Board of Trustees" or the "Trustees" means the Board of Trustees of the Trust.

         3.       "By-Laws" means the By-Laws of the Trust as amended from time to time.

         4.       "Class" means a class of a series of Shares of the Trust  established and designated  under or in accordance with the provisions of Article FOURTH.

         5.       "Commission" means the Securities and Exchange Commission.

         6.       "Declaration  of Trust" shall mean this Amended and  Restated  Declaration  of Trust as it may be amended or restated from time to time.

         7.       The "1940 Act" refers to the Investment  Company Act of 1940 and the Rules and Regulations of the Commission
thereunder, all as amended from time to time.

         8.       "Series" refers to series of Shares of the Trust  established and designated under or in accordance with the provisions of Article FOURTH.

         9.       "Shareholder" means a record owner of Shares of the Trust.

         10.      "Shares"  refers to the  transferable  units of interest into which the beneficial  interest in the Trust or any Series or Class of the Trust (as the context may require)  shall be divided  from time to time and  includes  fractions of
Shares as well as whole Shares.

         11.      The "Trust" refers to the  Massachusetts  business trust created by this Declaration of Trust, as amended or restated from time to time.

         12.      "Trustees" refers to the individual  trustees in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustees.

         THIRD:  The purpose or purposes for which the Trust is formed and the business or objects to be  transacted,  carried on and promoted by it are as follows:

         1.       To hold,  invest or reinvest  its funds,  and in  connection  therewith  to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise,  sell, sell short, assign, negotiate,  transfer, exchange  or  otherwise  dispose of or turn to account or realize  upon,  securities  (which term  "securities"  shall for the purposes  of this  Declaration  of Trust,  without  limitation  of the  generality  thereof,  be deemed to include any stocks,
shares,  bonds,  financial  futures  contracts,   indexes,  debentures,   notes,  mortgages  or  other  obligations,  and  any
certificates,  receipts,  warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing  or  representing  any other rights or interests  therein,  or in any property or assets)  created or issued by any issuer  (which term  "issuer"  shall for the purposes of this  Declaration  of Trust,  without  limitation  of the  generality thereof be deemed to include any persons,  firms,  associations,  corporations,  syndicates,  business  trusts,  partnerships, investment  companies,  combinations,  organizations,  governments,  or  subdivisions  thereof) and in  financial  instruments
(whether  they are  considered  as  securities  or  commodities);  and to exercise,  as owner or holder of any  securities  or financial  instruments,  all rights,  powers and privileges in respect thereof;  and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or financial instruments.

         2.       To borrow money and pledge  assets in  connection  with any of the objects or purposes of the Trust,  and to issue notes or other  obligations  evidencing  such  borrowings,  to the extent  permitted  by the 1940 Act and by the Trust's fundamental investment policies under the 1940 Act.

         3.       To issue and sell its Shares in such Series and Classes  and amounts and on such terms and  conditions,  for such  purposes  and for such  amount or kind of  consideration  (including  without  limitation  thereto,  securities)  now or hereafter  permitted by the laws of the  Commonwealth of  Massachusetts  and by this Declaration of Trust, as the Trustees may determine.

         4.       To purchase or otherwise acquire,  hold, dispose of, resell,  transfer,  reissue or cancel its Shares, or to classify or reclassify any unissued Shares or any Shares  previously  issued and reacquired of any Series or Class into one or more Series or Classes that may have been  established  and  designated  from time to time, all without the vote or consent of the Shareholders of the Trust, in any manner and to the extent now or hereafter permitted by this Declaration of Trust.

         5.       To conduct its business in all its branches at one or more  offices in New York,  Colorado and  elsewhere in any part of the world, without restriction or limit as to extent.

         6.       To carry out all or any of the  foregoing  objects and  purposes as  principal  or agent,  and alone or with associates  or to the extent  now or  hereafter  permitted  by the laws of  Massachusetts,  as a member of, or as the owner or holder of any stock of, or share of interest in, any issuer,  and in connection  therewith or make or enter into such deeds or contracts  with any issuers and to do such acts and things and to exercise  such powers,  as a natural  person could  lawfully make, enter into, do or exercise.

         7.       To do any and all such further  acts and things and to exercise  any and all such  further  powers as may be necessary,  incidental,  relative, conducive,  appropriate or desirable for the accomplishment,  carrying out or attainment of all or any of the foregoing purposes or objects.

                  The foregoing objects and purposes shall, except as otherwise  expressly  provided,  be in no way limited or restricted  by  reference  to,  or  inference  from,  the  terms of any other  clause  of this or any  other  Article  of this
Declaration of Trust,  and shall each be regarded as independent and construed as powers as well as objects and purposes,  and the  enumeration  of specific  purposes,  objects  and powers  shall not be  construed  to limit or restrict in any manner the meaning of general  terms or the general  powers of the Trust now or hereafter  conferred by the laws of the  Commonwealth  of
Massachusetts  nor shall the  expression  of one thing be deemed to exclude  another,  though it be of a similar or dissimilar nature,  not expressed;  provided,  however,  that the Trust shall not carry on any business,  or exercise any powers,  in any state,  territory,  district or country  except to the extent that the same may lawfully be carried on or exercised  under the laws thereof.

         FOURTH:

         1.       The  beneficial  interest in the Trust shall be divided  into  Shares,  all without par value.  The Trustees shall have the authority from time to time,  without obtaining  shareholder  approval,  to create one or more Series of Shares
(the  proceeds  of  which  may be  invested  in  separate,  independently  managed  portfolios)  in  addition  to  the  Series specifically  established and designated in Part 3 of this Article FOURTH,  and to divide the shares of any Series into two or more Classes  pursuant to Part 2 of this Article FOURTH,  all as they deem necessary or desirable,  to establish and designate such Series and Classes,  and to fix and  determine the relative  rights and  preferences  as between the different  Series of
Shares or Classes as to right of redemption  and the price,  terms and manner of  redemption,  liabilities  and expenses to be borne by any Series or Class,  special  and  relative  rights as to  dividends  and other  distributions  and on  liquidation, sinking or purchase fund  provisions,  conversion on liquidation,  conversion  rights,  and conditions under which the several
Series or Classes shall have individual  voting rights or no voting rights.  Except as aforesaid,  all Shares of the different
Series shall be identical.

                  (a)      The number of authorized  Shares and the number of Shares of each Series and each Class of a Series that may be  issued  is  unlimited,  and the  Trustees  may  issue  Shares  of any  Series  or Class  of any  Series  for such consideration  and on such terms as they may determine (or for no  consideration if pursuant to a Share dividend or split-up), all without action or approval of the  Shareholders.  All Shares when so issued on the terms  determined by the Trustees shall be fully paid and  non-assessable.  The Trustees  may classify or  reclassify  any  unissued  Shares or any Shares  previously issued and reacquired of any Series into one or more Series or Classes of Series that may be established  and designated  from time to time.  The Trustees may hold as treasury  Shares (of the same or some other  Series),  reissue for such  consideration and on such  terms as they may  determine,  or  cancel,  at their  discretion  from time to time,  any  Shares  of any  Series reacquired by the Trust.

                  (b)      The  establishment  and  designation  of any Series or any Class of any Series in  addition to that established  and  designated  in Part 3 of this Article  FOURTH shall be effective  with the  effectiveness  of an  instrument setting forth such  establishment  and  designation  and the relative  rights and  preferences of such Series or such Class of such Series or as otherwise  provided in such instrument.  At any time that there are no Shares  outstanding of any particular
Series  previously  established  and  designated,  the  Trustees may by an  instrument  executed by a majority of their number abolish that Series and the establishment  and designation  thereof.  If and to the extent that the instrument  referred to in this  paragraph  shall be an  amendment  to this  Declaration  of Trust,  the  Trustees  may make any such  amendment  without shareholder approval.

                  (c)      Any Trustee,  officer or other agent of the Trust, and any organization in which any such person is interested  may acquire,  own, hold and dispose of Shares of any Series or Class of any Series of the Trust to the same extent as if such  person were not a Trustee,  officer or other  agent of the Trust;  and the Trust may issue and sell or cause to be issued and sold and may  purchase  Shares of any Series or Class of any Series from any such  person or any such  organization subject only to the general  limitations,  restrictions  or other  provisions  applicable to the sale or purchase of Shares of such Series or Class generally.

         2.       The Trustees shall have the authority from time to time, without obtaining  shareholder  approval, to divide the Shares of any Series into two or more Classes as they deem  necessary or desirable,  and to establish  and designate  such
Classes.  In such event,  each Class of a Series  shall  represent  interests in the  designated  Series of the Trust and have such voting,  dividend,  liquidation and other rights as may be established and designated by the Trustees.  Expenses  related directly or  indirectly  to the Shares of a Class of a Series may be borne solely by such Class (as shall be determined by the
Trustees)  and, as provided in Article  FIFTH,  a Class of a Series may have  exclusive  voting rights with respect to matters relating  solely to such  Class.  The  bearing  of  expenses  solely by a Class of Shares of a Series  shall be  appropriately reflected (in the manner  determined by the Trustees) in the net asset value,  dividend and  liquidation  rights of the Shares of such Class of a Series.  The  division of the Shares of a Series  into  Classes  and the terms and  conditions  pursuant to which the Shares of the  Classes of a Series  will be issued  must be made in  compliance  with the 1940 Act.  No  division of
Shares of a Series into  Classes  shall result in the  creation of a Class of Shares  having a  preference  as to dividends or distributions  or a preference in the event of any  liquidation,  termination or winding up of the Trust, to the extent such a preference  is  prohibited  by Section  18 of the 1940 Act as to the Trust.  The  Trustees  may  classify  or  reclassify  any unissued  Shares or any Shares  previously  issued and  reacquired  of any Series into one or more Series or Classes of Series that may be  established  and  designated  from time to time.  The Trustees  may hold as treasury  Shares (of the same or some other Series),  reissue for such  consideration  and on such terms as they may determine,  or cancel, at their discretion from time to time, any Shares of any Series reacquired by the Trust.

         The relative  rights and  preferences  of Shares of  different  Classes of a Series shall be the same in all respects except  that,  and unless and until the Board of  Trustees  shall  determine  otherwise:  (i) when a vote of  Shareholders  is required under this  Declaration of Trust or when a meeting of Shareholders is called by the Board of Trustees,  the Shares of a Class shall vote  exclusively on matters that affect that Class only; (ii) the expenses and  liabilities  related to a Class shall be borne solely by such Class (as  determined  and allocated to such Class by the Trustees from time to time in a manner consistent  with Parts 2 and 3 of Article  FOURTH);  and (iii) pursuant to paragraph 10 of Article  NINTH,  the Shares of each
Class  shall  have such other  rights and  preferences  as are set forth  from time to time in the  then-effective  prospectus and/or  statement of additional  information  relating to the Shares.  Dividends and  distributions on one Class of Shares may differ from the dividends  and  distributions  on another Class of Shares of the Series,  and the net asset value of one Class of Shares may differ from the net asset value of another Class of Shares of the Series.

         3.       Without  limiting the authority of the Trustees set forth in Part 1 of this Article  FOURTH to establish and designate any further Series,  the Trustees hereby  establish one Series of Shares having the same name as the Trust, and said
Shares shall be divided into such number of Classes as shall be set forth from time to time in the  then-effective  prospectus
and/or statement of additional information relating to the Trust.      The  Shares  of  that  Series  and  any  Shares  of any
further  Series or Classes  that may from time to time be  established  and  designated  by the  Trustees  shall  (unless  the
Trustees  otherwise  determine with respect to some further Series or Classes at the time of establishing  and designating the same) have the following relative rights and preferences:

                  (a)      Assets  Belonging  to  Series.  All  consideration  received  by the Trust for the issue or sale of
                           -----------------------------
Shares of a particular  Series,  together with all assets in which such  consideration is invested or reinvested,  all income, earnings,  profits,  and proceeds  thereof,  including any proceeds  derived from the sale,  exchange or  liquidation  of such assets,  and any funds or payments  derived from any  reinvestment  of such  proceeds in whatever  form the same may be, shall irrevocably  belong to that Series for all purposes,  subject only to the rights of  creditors,  and shall be so recorded upon the books of account of the Trust. Such consideration,  assets,  income,  earnings,  profits, and proceeds thereof,  including any proceeds  derived  from the sale,  exchange or  liquidation  of such  assets,  and any funds or payments  derived from any reinvestment  of such proceeds,  in whatever form the same may be, together with any General Items allocated to that Series as provided in the following  sentence,  are herein  referred to as "assets  belonging  to" that Series.  In the event that there are any assets,  income,  earnings,  profits,  and proceeds thereof,  funds, or payments which are not readily identifiable as belonging to any  particular  Series  (collectively  "General  Items"),  the Trustees shall allocate such General Items to and among any one or more of the Series  established  and  designated  from time to time in such manner and on such basis as they, in their sole discretion,  deem fair and equitable;  and any General Items so allocated to a particular Series shall belong to that Series.  Each such  allocation by the Trustees  shall be conclusive and binding upon the  shareholders  of all Series for all  purposes.  No holder of Shares of any Series  shall have any claim on or right to any assets  allocated  or  belonging to any other Series.

                  (b)      (1)      Liabilities  Belonging to Series. The liabilities,  expenses,  costs, charges and reserves
                                    --------------------------------
attributable  to each Series shall be charged and allocated to the assets  belonging to each  particular  Series.  Any general liabilities,  expenses,  costs,  charges  and  reserves of the Trust which are not  identifiable  as belong to any  particular
Series shall be allocated and charged by the Trustees to and among any one or more of the Series  established  and  designated from time to time in such  manner and on such basis as the  Trustees in their sole  discretion  deem fair and  equitable.  The liabilities,  expenses,  costs,  charges  and  reserves  allocated  and so charged to each  Series are herein  referred  to as
"liabilities  belonging  to" that  Series.  Each  allocation  of  liabilities,  expenses,  costs,  charges and reserves by the
Trustees shall be conclusive and binding upon the  shareholders  of all Series for all purposes.  The Trustees shall have full discretion,  to the extent not  inconsistent  with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

                           (2)      Liabilities  Belonging to a Class.  If a Series is divided  into more than one Class,  the
                                    ---------------------------------
liabilities,  expenses,  costs,  charges and reserves  attributable  to a Class shall be charged and allocated to the Class to which such liabilities,  expenses,  costs,  charges or reserves are attributable.  Any general liabilities,  expenses,  costs, charges or  reserves  belonging  to the Series  which are not  identifiable  as  belonging  to any  particular  Class shall be allocated  and charged by the Trustees to and among any one or more of the Classes  established  and  designated  from time to time in such manner and on such basis as the Trustees in their sole  discretion  deem fair and equitable.  The  allocations in the two  preceding  sentences  shall be subject to the 1940 Act or any  release,  rule,  regulation,  interpretation  or order thereunder relating to such allocations.  The liabilities,  expenses,  costs, charges and reserves allocated and so charged to each Class are herein  referred to as  "liabilities  belonging  to" that Class.  Each  allocation  of  liabilities,  expenses, costs,  charges  and  reserves  by the  Trustees  shall be  conclusive  and  binding  upon the  holders of all Classes for all purposes.  No holder of Shares of any Class  shall  have any claim on or right to any assets  allocated  or  belonging  to any other Class.

                  (c)      Dividends.  Dividends and  distributions  on Shares of a particular  Series or Class may be paid to
                           ---------
the holders of Shares of that Series or Class,  with such  frequency  as the  Trustees  may  determine,  which may be daily or otherwise  pursuant to a standing  resolution  or  resolutions  adopted  only once or with such  frequency as the Trustees may determine,  from such of the income,  capital gains accrued or realized, and capital and surplus, from the assets belonging to that Series,  as the Trustees may determine,  after providing for actual and accrued  liabilities  belonging to such Series or
Class.  All  dividends  and  distributions  on Shares of a  particular  Series or Class shall be  distributed  pro rata to the
Shareholders  of such Series or Class in proportion to the number of Shares of such Series or Class held by such  Shareholders at the date and time of record  established  for the payment of such  dividends or  distributions,  except that in  connection with any dividend or distribution  program or procedure the Trustees may determine that no dividend or  distribution  shall be payable on Shares as to which the  Shareholder's  purchase  order and/or  payment have not been  received by the time or times established by the Trustees under such program or procedure.  Such dividends and  distributions  may be made in cash or Shares or a  combination  thereof as  determined  by the  Trustees or pursuant to any program that the Trustees may have in effect at the  time  for the  election  by each  Shareholder  of the  mode  of the  making  of such  dividend  or  distribution  to that
Shareholder.  Any such  dividend or  distribution  paid in Shares will be paid at the net asset value thereof as determined in accordance with paragraph 13 of Article SEVENTH.

                  (d)      Liquidation.  In the event of the  liquidation  or dissolution of the Trust,  the  Shareholders  of
                           -----------
each Series and all  Classes of each  Series  that has been  established  and  designated  shall be entitled to receive,  as a
Series  or Class,  when and as  declared  by the  Trustees,  the  excess  of the  assets  belonging  to that  Series  over the liabilities  belonging to that Series or Class.  The assets so  distributable  to the Shareholders of any particular Class and
Series shall be distributed  among such  Shareholders  in proportion to the number of Shares of such Class of that Series held by them and recorded on the books of the Trust.

                  (e)      Transfer.  All Shares of each particular  Series or Class shall be  transferable,  but transfers of
                           --------
Shares of a  particular  Class and Series will be  recorded  on the Share  transfer  records of the Trust  applicable  to such
Series or Class of that Series only at such times as  Shareholders  shall have the right to require the Trust to redeem Shares of such Series or Class of that Series and at such other times as may be permitted by the Trustees.

                  (f)      Equality.  All Shares of each Series shall represent an equal proportionate  interest in the assets
                           --------
belonging to that Series  (subject to the  liabilities  belonging to such Series or any Class of that Series),  and each Share of any  particular  Series  shall be equal to each other  Share of that  Series and shares of each Class of a Series  shall be equal to each other Share of such Class; but the provisions of this sentence shall not restrict any  distinctions  permissible under this Article  FOURTH that may exist with respect to Shares of the different  Classes of a Series.  The Trustees may from time to time  divide or combine  the Shares of any  particular  Class or Series  into a greater or lesser  number of Shares of that Class or Series without thereby changing the proportionate  beneficial  interest in the assets belonging to that Class or
Series or in any way affecting the rights of Shares of any other Class or Series.

                  (g)      Fractions.  Any  fractional  Share  of any  Class  and  Series,  if any  such  fractional  Share is
                           ---------
outstanding,  shall carry proportionately all the rights and obligations of a whole Share of that Class and Series,  including those rights and  obligations  with respect to voting,  receipt of dividends  and  distributions,  redemption  of Shares,  and liquidation of the Trust.

                  (h)      Conversion  Rights.  Subject to  compliance  with the  requirements  of the 1940 Act,  the Trustees
                           ------------------
shall have the  authority  to provide  that (i) holders of Shares of any Series  shall have the right to exchange  said Shares into Shares of one or more other Series of Shares,  (ii) holders of shares of any Class shall have the right to exchange  said
Shares  into  Shares of one or more other  Classes of the same or a different  Series,  and/or  (iii) the Trust shall have the right to carry out exchanges of the aforesaid  kind, in each case in accordance with such  requirements  and procedures as may be established by the Trustees.

                  (i)      Ownership  of Shares.  The  ownership of Shares shall be recorded on the books of the Trust or of a
                           --------------------
transfer or similar agent for the Trust,  which books shall be maintained  separately  for the Shares of each Class and Series that has been  established and designated.  No  certification  certifying the ownership of Shares need be issued except as the
Trustees may otherwise  determine  from time to time.  The Trustees may make such rules as they consider  appropriate  for the issuance of Share  certificates,  the use of  facsimile  signatures,  the transfer of Shares and similar  matters.  The record books of the Trust as kept by the Trust or any transfer or similar  agent,  as the case may be, shall be  conclusive as to who are the  Shareholders  and as to the  number  of  Shares  of  each  Class  and  Series  held  from  time to time by each  such
Shareholder.

                  (j)      Investments  in the Trust.  The Trustees may accept  investments in the Trust from such persons and
                           -------------------------
on such terms and for such  consideration,  not  inconsistent  with the  provisions of the 1940 Act, as they from time to time authorize.  The Trustees may authorize any distributor,  principal underwriter,  custodian,  transfer agent or other person to accept  orders for the  purchase or sale of Shares that  conform to such  authorized  terms and to reject any purchase or sale orders for Shares whether or not conforming to such authorized terms.

                  (k)  Shareholders  of a Series shall not be entitled to  participate  in a  derivative  or class action with respect to any matter which only affects another Series of Shareholders.

         FIFTH:  The  following  provisions  are hereby  adopted with respect to voting  Shares of the Trust and certain other rights:

         1.       The Shareholders  shall have the power to vote (a) for the election of Trustees when that issue is submitted to them,  (b) with respect to the  amendment  of this  Declaration  of Trust except where the Trustees are given  authority to amend the Declaration of Trust without  shareholder  approval,  (c) to the same extent as the  shareholders of a Massachusetts business corporation,  as to whether or not a court action,  proceeding or claim should be brought or maintained  derivatively or as a class action on behalf of the Trust or the  Shareholders,  and (d) with respect to those matters relating to the Trust as may be  required  by the 1940 Act or required  by law,  by this  Declaration  of Trust,  or the By-Laws of the Trust or any
registration statement of the Trust filed with the Commission or any State, or as the Trustees may consider desirable.

         2.       The Trust will not hold  shareholder  meetings  unless  required  by the 1940 Act,  the  provisions  of this
Declaration of Trust, or any other applicable law.  The Trustees may call a meeting of shareholders from time to time.

         3.       At all meetings of Shareholders,  each Shareholder shall be entitled to one vote on each matter submitted to a vote of the  Shareholders  of the affected Series for each Share standing in his name on the books of the Trust on the date, fixed in accordance  with the By-Laws,  for  determination  of  Shareholders  of the affected  Series entitled to vote at such meeting  (except,  if the Board so  determines,  for Shares  redeemed  prior to the meeting),  and each such Series shall vote separately  ("Individual  Series  Voting");  a Series shall be deemed to be affected when a vote of the holders of that Series on a  matter  is  required  by the  1940  Act;  provided,  however,  that as to any  matter  with  respect  to which a vote of
Shareholders is required by the 1940 Act or by any applicable law that must be complied with,  such  requirements as to a vote by  Shareholders  shall apply in lieu of  Individual  Series  Voting as  described  above.  If the shares of a Series shall be divided into Classes as provided in Article  FOURTH,  the shares of each Class shall have identical  voting rights except that the  Trustees,  in their  discretion,  may provide a Class of a Series with  exclusive  voting  rights with respect to matters which  relate  solely to such  Classes.  If the  Shares of any  Series  shall be  divided  into  Classes  with a Class  having exclusive voting rights with respect to certain matters,  the quorum and voting  requirements  described below with respect to action to be taken by the  Shareholders  of the Class of such Series on such matters shall be applicable only to the Shares of such Class.  Any fractional  Share shall carry  proportionately  all the rights of a whole Share,  including the right to vote and the right to receive  dividends.  The presence in person or by proxy of the holders of one-third of the Shares,  or of the
Shares of any Series or Class of any  Series,  outstanding  and  entitled to vote  thereat  shall  constitute  a quorum at any meeting of the  Shareholders or of that Series or Class,  respectively;  provided  however,  that if any action to be taken by the  Shareholders or by a Series or Class at a meeting  requires an affirmative  vote of a majority,  or more than a majority, of the shares  outstanding  and  entitled to vote,  then in such event the  presence in person or by proxy of the holders of a majority of the shares  outstanding  and entitled to vote at such a meeting shall  constitute a quorum for all purposes.  At a meeting at which is a quorum is present,  a vote of a majority of the quorum shall be  sufficient  to transact all business at the  meeting.  If at any  meeting of the  Shareholders  there shall be less than a quorum  present,  the  Shareholders  or the
Trustees  present at such  meeting  may,  without  further  notice,  adjourn  the same from time to time until a quorum  shall attend,  but no business shall be transacted at any such adjourned meeting except such as might have been lawfully  transacted had the meeting not been adjourned.

         4.       Each  Shareholder,  upon request to the Trust in proper form  determined by the Trust,  shall be entitled to require  the Trust to redeem  from the net assets of that  Series and Class all or part of the Shares of such Series and Class standing in the name of such  Shareholder.  The method of  computing  such net asset  value,  the time at which such net asset value shall be computed and the time within which the Trust shall make payment  therefor,  shall be determined as  hereinafter provided in Article  SEVENTH of this  Declaration of Trust.  Notwithstanding  the foregoing,  the Trustees,  when permitted or required to do so by the 1940 Act, may suspend the right of the Shareholders to require the Trust to redeem Shares.

         5.       No Shareholder  shall,  as such holder,  have any right to purchase or subscribe for any Shares of the Trust which it may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

         6.       All persons who shall acquire Shares shall acquire the same subject to the provisions of the  Declaration of
Trust.

         7.       Cumulative voting for the election of Trustees shall not be allowed.

         SIXTH:

         1.       The persons who shall act as initial  Trustees  until the first meeting or until their  successors  are duly chosen and qualify are the initial  trustees  executing this  Declaration of Trust or any counterpart  thereof.  However,  the
By-Laws of the Trust may fix the number of Trustees  at a number  greater or lesser  than the number of initial  Trustees  and may  authorize  the  Trustees to increase or decrease  the number of  Trustees,  to fill any  vacancies on the Board which may occur for any reason  including  any vacancies  created by any such  increase in the number of Trustees,  to set and alter the terms of  office of the  Trustees  and to  lengthen  or lessen  their  own  terms of office or make  their  terms of office of indefinite  duration,  all subject to the 1940 Act. Unless  otherwise  provided by the By-Laws of the Trust, the Trustees need not be Shareholders.

         2.       A Trustee  at any time may be  removed  either  with or  without  cause by  resolution  duly  adopted by the affirmative  vote of the holders of  two-thirds  of the  outstanding  Shares,  present in person or by proxy at any meeting of
Shareholders  called for such purpose;  such a meeting  shall be called by the Trustees when  requested in writing to do so by the record holders of not less than ten per centum of the  outstanding  Shares.  A Trustee may also be removed by the Board of
Trustees as provided in the By-Laws of the Trust.

         3.       The  Trustees  shall make  available a list of names and  addresses of all  Shareholders  as recorded on the books of the  Trust,  upon  receipt  of the  request  in  writing  signed  by not less  than ten  Shareholders  (who have been shareholders  for at least six  months)  holding  in the  aggregate  shares of the Trust  valued at not less than  $25,000  at current offering price (as defined in the then effective  Prospectus  and\or Statement of Additional  Information  relating to the  Shares  under the  Securities  Act of 1933,  as amended  from time to time) or holding  not less than 1% in amount of the entire  amount of Shares issued and  outstanding;  such request must state that such  Shareholders  wish to  communicate  with other  Shareholders  with a view to obtaining  signatures to a request for a meeting to take action pursuant to Part 2 of this
Article SIXTH and be  accompanied  by a form of  communication  to the  Shareholders.  The Trustees may, in their  discretion, satisfy  their  obligation  under this Part 3 by either making  available the  Shareholder  list to such  Shareholders  at the principal  offices of the Trust,  or at the offices of the Trust's  transfer  agent,  during  regular  business  hours,  or by mailing a copy of such  communication  and form of  request,  at the  expense of such  requesting  Shareholders,  to all other
Shareholders, and the Trustees may also take such other action as may be permitted under Section 16(c) of the 1940 Act.

         4.       The Trust may at any time or from time to time apply to the Commission for one or more  exemptions  from all or part of said Section 16(c) of the 1940 Act, and, if an exemptive order or orders are issued by the  Commission,  such order or orders shall be deemed part of said Section 16(c) for the purposes of Parts 2 and 3 of this Article SIXTH.

         SEVENTH:  The  following  provisions  are hereby  adopted for the purpose of defining,  limiting and  regulating  the powers of the Trust, the Trustees and the Shareholders.

         1.       As soon as any Trustee is duly elected by the  Shareholders  or the Trustees  and shall have  accepted  this
Trust,  the Trust  estate  shall vest in the new Trustee or  Trustees,  together  with the  continuing  Trustees,  without any further act or conveyance, and he or she shall be deemed a Trustee hereunder.

         2.       The death,  declination,  resignation,  retirement,  removal,  or incapacity of the Trustees,  or any one of them,  shall not operate to annul or  terminate  the Trust but the Trust shall  continue in full force and effect  pursuant to the terms of this Declaration of Trust.

         3.       The assets of the Trust  shall be held  separate  and apart from any  assets  now or  hereafter  held in any capacity other than as Trustee  hereunder by the Trustees or any successor  Trustees.  All of the assets of the Trust shall at all times be considered  as vested in the  Trustees.  No  Shareholder  shall have,  as a holder of beneficial  interest in the
Trust,  any  authority,  power or right  whatsoever  to transact  business for or on behalf of the Trust,  or on behalf of the
Trustees, in connection with the property or assets of the Trust, or in any part thereof.

         4.       The Trustees in all  instances  shall act as  principals,  and are and shall be free from the control of the
Shareholders.  The  Trustees  shall  have full  power and  authority  to do any and all acts and to make and  execute,  and to authorize  the officers and agents of the Trust to make and  execute,  any and all  contracts  and  instruments  that they may consider  necessary or  appropriate  in  connection  with the  management of the Trust.  The Trustees  shall not in any way be bound or limited by present or future  laws or  customs  in regard to Trust  investments,  but shall have full  authority  and power to make any and all  investments  which they, in their  uncontrolled  discretion,  shall deem proper to  accomplish  the purpose of this Trust.  Subject to any applicable  limitation in this Declaration of Trust or by the By-Laws of the Trust, the
Trustees shall have power and authority:

                  (a)      to adopt By-Laws not  inconsistent  with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders;

                  (b)      to elect and remove such  officers  and  appoint  and  terminate  such  officers  as they  consider appropriate  with or without cause,  and to appoint and designate from among the Trustees such  committees as the Trustees may determine, and to terminate any such committee and remove any member of such committee;

                  (c)      to employ as  custodian  of any  assets of the Trust a bank or trust  company  or any other  entity qualified  and eligible to act as a custodian,  subject to any  conditions  set forth in this  Declaration  of Trust or in the
By-Laws;

                  (d)      To retain a transfer agent and shareholder servicing agent, or both;

                  (e)      To provide for the  distribution  of Shares  either  through a principal  underwriter  or the Trust itself or both;

                  (f)      To set record dates in the manner provided for in the By-Laws of the Trust;

                  (g)      to delegate  such  authority  as they  consider  desirable  to any officers of the Trust and to any agent, custodian or underwriter;

                  (h)      to vote or give  assent,  or  exercise  any  rights of  ownership,  with  respect to stock or other securities or property  held in Trust  hereunder;  and to execute and deliver  powers of attorney to such person or persons as the Trustees shall deem proper,  granting to such person or persons such power and  discretion  with relation to securities or property as the Trustees shall deem proper;

                  (i)      to  exercise  powers and  rights of  subscription  or  otherwise  which in any manner  arise out of ownership of securities held in trust hereunder;

                  (j)      to hold  any  security  or  property  in a form  not  indicating  any  trust,  whether  in  bearer, unregistered  or other  negotiable  form,  either  in its own name or in the name of a  custodian  or a nominee  or  nominees, subject in either case to proper  safeguards  according to the usual practice of  Massachusetts  business trusts or investment companies;

                  (k)      to consent to or participate  in any plan for the  reorganization,  consolidation  or merger of any corporation or concern,  any security of which is held in the Trust; to consent to any contract,  lease,  mortgage,  purchase, or sale of property by such  corporation or concern,  and to pay calls or  subscriptions  with respect to any security held in the Trust;

                  (l)      to  compromise,  arbitrate,  or  otherwise  adjust  claims in favor of or against  the Trust or any matter in controversy including, but not limited to, claims for taxes;

                  (m)      to make,  in the manner  provided in the By-Laws,  distributions  of income and of capital gains to
Shareholders;

                  (n)      to  borrow  money to the  extent  and in the  manner  permitted  by the  1940  Act and the  Trust's fundamental policy thereunder as to borrowing;

                  (o)      to enter into investment  advisory or management  contracts,  subject to the 1940 Act, with any one or more corporations, partnerships, trusts, associations or other persons;

                  (p)      to change  the name of the Trust or any Class or Series of the Trust as they  consider  appropriate without prior shareholder approval; and

                  (q)      to establish  officers' and Trustees' fees or compensation  and fees or compensation for committees of the Trustees to be paid by the Trust or each Series thereof in such manner and amount as the Trustees may determine.

         5.       No one dealing with the Trustees shall be under any obligation to make any inquiry  concerning the authority of the  Trustees,  or to see to the  application  of any payments made or property  transferred  to the Trustees or upon their order.

         6.       (a)      The  Trustees  shall  have no  power  to bind  any  Shareholder  personally  or to  call  upon  any
Shareholder  for the payment of any sum of money or assessment  whatsoever  other than such as the Shareholder may at any time personally  agree to pay by way of  subscription  to any Shares or otherwise.  This paragraph shall not limit the right of the
Trustees to assert  claims  against any  shareholder  based upon the acts or  omissions of such  shareholder  or for any other reason.  There is hereby  expressly  disclaimed  shareholder and Trustee  liability for the acts and obligations of the Trust.
Every note,  bond,  contract or other  undertaking  issued by or on behalf of the Trust or the Trustees  relating to the Trust shall  include a notice and  provision  limiting  the  obligation  represented  thereby  to the Trust and its assets  (but the omission of such notice and provision shall not operate to impose any liability or obligation on any Shareholder).

                  (b)      Whenever  this  Declaration  of Trust calls for or permits  any action to be taken by the  Trustees hereunder,  such action  shall mean that taken by the Board of Trustees by vote of the majority of a quorum of Trustees as set forth from time to time in the By-Laws of the Trust or as required by the 1940 Act.

                  (c)      The  Trustees  shall  possess and  exercise any and all such  additional  powers as are  reasonably implied  from the  powers  herein  contained  such as may be  necessary  or  convenient  in the  conduct  of any  business  or enterprise of the Trust,  to do and perform  anything  necessary,  suitable,  or proper for the  accomplishment  of any of the purposes,  or the  attainment  of any one or more of the  objects,  herein  enumerated,  or which  shall  at any  time  appear conducive  to or  expedient  for the  protection  or  benefit of the Trust,  and to do and  perform  all other acts and things necessary or incidental to the purposes herein before set forth, or that may be deemed necessary by the Trustees.

                  (d)      The Trustees shall have the power, to the extent not  inconsistent  with the 1940 Act, to determine conclusively  whether any moneys,  securities,  or other  properties  of the Trust are, for the purposes of this Trust,  to be considered  as capital or income and in what  manner any  expenses  or  disbursements  are to be borne as between  capital and income whether or not in the absence of this  provision  such moneys,  securities,  or other  properties  would be regarded as capital or income and whether or not in the absence of this  provision  such  expenses or  disbursements  would  ordinarily be charged to capital or to income.

         7.       The By-Laws of the Trust may divide the  Trustees  into  classes and  prescribe  the tenure of office of the several  classes,  but no class of  Trustee  shall be elected  for a period  shorter  than that from the time of the  election following the division  into classes  until the next meeting and  thereafter  for a period  shorter than the interval  between meetings or for a period longer than five years, and the term of office of at least one class shall expire each year.

         8.       The Shareholders  shall have the right to inspect the records,  documents,  accounts and books of the Trust, subject to reasonable  regulations of the Trustees,  not contrary to Massachusetts  law, as to whether and to what extent, and at what times and places, and under what conditions and regulations, such right shall be exercised.

         9.       Any officer elected or appointed by the Trustees or by the Shareholders or otherwise,  may be removed at any time, with or without cause, in such lawful manner as may be provided in the By-Laws of the Trust.

         10.      The  Trustees  shall have power to hold their  meetings,  to have an office or offices  and,  subject to the provisions of the laws of  Massachusetts,  to keep the books of the Trust outside of said  Commonwealth  at such places as may from time to time be designated by them.  Action may be taken by the Trustees  without a meeting by unanimous  written consent or by telephone or similar method of communication.

         11.      Securities held by the Trust shall be voted in person or by proxy by the President or a  Vice-President,  or such officer or officers of the Trust as the Trustees  shall  designate  for the purpose,  or by a proxy or proxies  thereunto duly authorized by the Trustees,  except as otherwise  ordered by vote of the holders of a majority of the Shares  outstanding and entitled to vote in respect thereto.

         12.      (a)      Subject to the provisions of the 1940 Act, any Trustee, officer or employee,  individually,  or any partnership  of which any  Trustee,  officer or employee  may be a member,  or any  corporation  or  association  of which any
Trustee, officer or employee may be an officer, partner,  director,  trustee,  employee or stockholder,  or otherwise may have an interest,  may be a party to, or may be pecuniarily  or otherwise  interested in, any contract or transaction of the Trust, and in the absence of fraud no contract or other transaction  shall be thereby affected or invalidated;  provided that in such case a Trustee,  officer or employee or a partnership,  corporation or association of which a Trustee,  officer or employee is a member, officer,  director,  trustee,  employee or stockholder is so interested,  such fact shall be disclosed or shall have been  known  to the  Trustees  including  those  Trustees  who are not so  interested  and who are  neither  "interested"  nor
"affiliated"  persons  as those  terms  are  defined  in the 1940  Act,  or a  majority  thereof;  and any  Trustee  who is so interested,  or who is also a director,  officer,  partner,  trustee,  employee or stockholder of such other  corporation or a member of such partnership or association  which is so interested,  may be counted in determining the existence of a quorum at any meeting of the Trustees  which shall  authorize  any such contract or  transaction,  and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not so interested.

                  (b)      Specifically,  but without  limitation of the  foregoing,  the Trust may enter into a management or investment  advisory  contract or  underwriting  contract and other  contracts  with,  and may  otherwise do business with any manager or  investment  adviser for the Trust and/or  principal  underwriter  of the Shares of the Trust or any  subsidiary or affiliate of any such manager or investment  adviser and/or principal  underwriter and may permit any such firm or corporation to enter into any contracts or other  arrangements  with any other firm or corporation  relating to the Trust  notwithstanding that the  Trustees of the Trust may be composed in part of  partners,  directors,  officers or  employees  of any such firm or corporation,  and officers of the Trust may have been or may be or become  partners,  directors,  officers or employees of any such firm or  corporation,  and in the absence of fraud the Trust and any such firm or  corporation  may deal freely with each other, and no such contract or transaction  between the Trust and any such firm or corporation  shall be invalidated or in any way affected  thereby,  nor shall any Trustee or officer of the Trust be liable to the Trust or to any Shareholder or creditor thereof or to any other person for any loss  incurred by it or him solely  because of the  existence  of any such  contract or transaction;  provided  that nothing  herein shall  protect any director or officer of the Trust  against any liability to the trust or to its security  holders to which he would otherwise be subject by reason of willful  misfeasance,  bad faith,  gross negligence or reckless disregard of the duties involved in the conduct of his office.

                  (c)      As used in this paragraph the following terms shall have the meanings set forth below:

                                 (i)       the term  "indemnitee"  shall  mean any  present  or  former  Trustee,  officer  or employee  of the  Trust,  any  present or former  Trustee,  partner,  Director  or  officer  of  another  trust,  partnership, corporation  or  association  whose  securities  are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, and the heirs,  executors,  administrators,  successors and assigns of any of the foregoing;  however,  whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                                 (ii)      the term  "covered  proceeding"  shall mean any  threatened,  pending or  completed action,  suit or proceeding,  whether civil,  criminal,  administrative or  investigative,  to which an indemnitee is or was a party or is  threatened  to be made a party by reason of the fact or facts  under which he or it is an  indemnitee  as defined above;

                                 (iii)     the term  "disabling  conduct"  shall mean willful  misfeasance,  bad faith,  gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                                 (iv)      the term  "covered  expenses"  shall mean  expenses  (including  attorney's  fees), judgments,  fines and amounts paid in settlement  actually and  reasonably  incurred by an  indemnitee  in  connection  with a covered proceeding; and

                                 (v)       the term  "adjudication of liability" shall mean, as to any covered  proceeding and as to any indemnitee,  an adverse  determination as to the indemnitee whether by judgment,  order,  settlement,  conviction or upon a plea of nolo contendere or its equivalent.

                        (d)      The Trust  shall not  indemnify  any  indemnitee  for any  covered  expenses  in any  covered proceeding if there has been an  adjudication of liability  against such indemnitee  expressly based on a finding of disabling conduct.

                        (e)      Except as set forth in paragraph  (d) above,  the Trust shall  indemnify any  indemnitee  for covered expenses in any covered proceeding,  whether or not there is an adjudication of liability as to such indemnitee,  such indemnification  by the Trust to be to the fullest extent now or hereafter  permitted by any applicable law unless the By-Laws limit or restrict  the  indemnification  to which any  indemnitee  may be  entitled.  The Board of Trustees  may adopt  By-Law provisions to implement sub-paragraphs (c), (d) and (e) hereof.

                        (f)      Nothing  herein  shall be deemed to affect the right of the Trust  and/or any  indemnitee  to acquire and pay for any insurance  covering any or all indemnitees to the extent  permitted by applicable law or to affect any other  indemnification  rights to which any indemnitee may be entitled to the extent  permitted by applicable law. Such rights to  indemnification  shall not,  except as  otherwise  provided by law, be deemed  exclusive of any other rights to which such indemnitee may be entitled under any statute now or hereafter enacted, By-Law, contract or otherwise.

               13.      The Trustees are empowered,  in their absolute  discretion,  to establish bases or times, or both, for determining  the net  asset  value per Share of any Class and  Series in  accordance  with the 1940 Act and to  authorize  the voluntary  purchase by any Class and Series,  either directly or through an agent, of Shares of any Class and Series upon such terms and conditions and for such consideration as the Trustees shall deem advisable in accordance with the 1940 Act.

               14.      Payment  of the net asset  value per Share of any Class  and  Series  properly  surrendered  to it for redemption  shall be made by the Trust within seven days, or as specified in any applicable  law or  regulation,  after tender of such stock or request for redemption to the Trust for such purpose together with any additional  documentation  that may be reasonably  required by the Trust or its transfer  agent to evidence the authority of the tenderor to make such request,  plus any period of time  during  which the right of the  holders of the shares of such Class of that Series to require the Trust to redeem such shares has been  suspended.  Any such  payment may be made in  portfolio  securities  of such Class of that Series and/or in cash, as the Trustees shall deem advisable,  and no Shareholder shall have a right,  other than as determined by the
Trustees, to have Shares redeemed in kind.

               15.      The Trust shall have the right,  at any time and without  prior notice to the  Shareholder,  to redeem
Shares of the Class and Series held by such  Shareholder  held in any account  registered in the name of such  Shareholder for its current net asset value, if and to the extent that such  redemption is necessary to reimburse  either that Series or Class of the Trust or the  distributor  (i.e.,  principal  underwriter) of the Shares for any loss either has sustained by reason of the failure of such  Shareholder to make timely and good payment for Shares  purchased or subscribed for by such  Shareholder, regardless of whether such  Shareholder  was a Shareholder at the time of such purchase or  subscription,  subject to and upon such terms and conditions as the Trustees may from time to time prescribe.

               EIGHTH:  The name  "Oppenheimer"  included in the name of the Trust and of any Series shall be used pursuant to a royalty-free,  non-exclusive license from Oppenheimer Management  Corporation ("OMC"),  incidental to and as part of any one or more  advisory,  management or  supervisory  contracts  which may be entered into by the Trust with OMC. Such license shall allow OMC to inspect  and  subject to the  control of the Board of  Trustees  to control  the nature and  quality of  services offered by the Trust under such name. The license may be terminated by OMC upon  termination  of such advisory,  management or supervisory  contracts or without cause upon 60 days' written notice,  in which case neither the Trust nor any Series or Class shall have any further right to use the name  "Oppenheimer"  in its name or otherwise and the Trust,  the Shareholders and its officers and Trustees shall  promptly take whatever  action may be necessary to change its name and the names of any Series or
Classes accordingly.

               NINTH:

               1.       In case any Shareholder or former  Shareholder  shall be held to be personally liable solely by reason of his being or having been a Shareholder  and not because of his acts or omissions or for some other reason,  the Shareholder or former Shareholder (or the Shareholders,  heirs,  executors,  administrators or other legal  representatives or in the case of a corporation or other entity,  its corporate or other general  successor)  shall be entitled out of the Trust estate to be held harmless from and indemnified  against all loss and expense arising from such  liability.  The Trust shall,  upon request by the  Shareholder,  assume the defense of any such claim made against any Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

               2.       It is hereby  expressly  declared that a trust and not a partnership is created hereby.  No individual
Trustee  hereunder shall have any power to bind the Trust,  the Trust's  officers or any  Shareholder.  All persons  extending credit to, doing  business  with,  contracting  with or having or asserting any claim against the Trust or the Trustees  shall look only to the assets of the Trust for  payment  under any such  credit,  transaction,  contract  or claim;  and neither the
Shareholders  nor the  Trustees,  nor any of their  agents,  whether  past,  present or  future,  shall be  personally  liable therefor;  notice of such disclaimer  shall be given in each agreement,  obligation or instrument  entered into or executed by the Trust or the Trustees.  Nothing in this  Declaration of Trust shall protect a Trustee  against any liability to which such
Trustee would otherwise be subject by reason of willful  misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties involved in the conduct of the office of Trustee hereunder.

               3.       The  exercise  by the  Trustees  of their  powers  and  discretion  hereunder  in good  faith and with reasonable  care  under the  circumstances  then  prevailing,  shall be  binding  upon  everyone  interested.  Subject  to the provisions of paragraph 2 of this Article  NINTH,  the Trustees shall not be liable for errors of judgment or mistakes of fact or law.  The  Trustees  may take  advice of counsel or other  experts  with  respect to the  meaning  and  operations  of this
Declaration of Trust,  applicable laws, contracts,  obligations,  transactions or any other business the Trust may enter into, and subject to the  provisions  of paragraph 2 of this Article  NINTH,  shall be under no liability for any act or omission in accordance  with such advice or for  failing to follow such  advice.  The  Trustees  shall not be required to give any bond as such, nor any surety if a bond is required.

               4.       This Trust shall continue  without  limitation of time but subject to the  provisions of  sub-sections
(a), (b), (c) and (d) of this paragraph 4.

                        (a)      The Trustees,  with the favorable vote of the holders of a majority of the outstanding voting securities,  as defined in the 1940 Act,  of any one or more Series  entitled to vote,  may sell and convey the assets of that
Series (which sale may be subject to the retention of assets for the payment of  liabilities  and expenses) to another  issuer for a  consideration  which  may be or  include  securities  of  such  issuer.  Upon  making  provision  for  the  payment  of liabilities,  by assumption by such issuer or otherwise,  the Trustees shall  distribute the remaining  proceeds ratably among the holders of the outstanding Shares of the Series the assets of which have been so transferred.

                        (b)      The  Trustees,  with the  favorable  vote of the  holders  of a majority  of the  outstanding voting  securities,  as defined in the 1940 Act, of any one or more Series  entitled to vote, may at any time sell and convert into money all the assets of that Series.  Upon making  provisions for the payment of all outstanding  obligations,  taxes and other  liabilities,  accrued or contingent,  of that Series, the Trustees shall distribute the remaining assets of that Series ratably among the holders of the outstanding Shares of that Series.

                        (c)      The Trustees,  with the favorable vote of the holders of a majority of the outstanding voting securities,  as defined in the 1940 Act, of any one or more Series entitled to vote, may otherwise alter,  convert or transfer the assets of that Series or those Series.

                        (d)      Upon  completion of the  distribution  of the remaining  proceeds or the remaining  assets as provided in  sub-sections  (a) and (b), and in subsection  (c) where  applicable,  the Series the assets of which have been so transferred  shall terminate,  and if all the assets of the Trust have been so transferred,  the Trust shall terminate and the
Trustees  shall be discharged of any and all further  liabilities  and duties  hereunder and the right,  title and interest of all parties shall be cancelled and discharged.

               5.       The original or a copy of this  instrument  and of each  restated  declaration  of trust or instrument supplemental  hereto  shall be kept at the office of the Trust where it may be inspected  by any  Shareholder.  A copy of this instrument and of each  supplemental  or restated  declaration of trust shall be filed with the Secretary of the  Commonwealth of  Massachusetts,  as well as any other  governmental  office  where such  filing may from time to time be  required.  Anyone dealing  with the Trust may rely on a  certificate  by an officer of the Trust as to whether or not any such  supplemental  or restated  declarations  of trust have been made and as to any matters in connection  with the Trust  hereunder,  and, with the same  effect  as if it were the  original,  may  rely on a copy  certified  by an  officer  of the  Trust to be a copy of this instrument or of any such  supplemental or restated  declaration of trust.  In this instrument or in any such  supplemental or restated  declaration of trust,  references to this instrument,  and all expressions  like "herein",  "hereof" and "hereunder"
shall be deemed to refer to this  instrument  as amended or  affected by any such  supplemental  or  restated  declaration  of trust.  This instrument may be executed in any number of counterparts, each of which shall be deemed an original.

               6.       The Trust set forth in this  instrument  is created  under and is to be governed by and  construed and administered  according to the laws of the  Commonwealth  of  Massachusetts.  The Trust shall be of the type commonly called a
Massachusetts  business  trust,  and without  limiting  the  provisions  hereof,  the Trust may  exercise all powers which are ordinarily exercised by such a trust.

               7.       The Board of Trustees is  empowered to cause the  redemption  of the Shares held in any account if the aggregate  net asset value of such Shares has been  reduced to $200 or less upon such notice to the  shareholder  in question, with such  permission to increase the  investment in question and upon such other terms and  conditions as may be fixed by the
Board of Trustees in accordance with the 1940 Act.

               8.       In the event that any person advances the  organizational  expenses of the Trust,  such advances shall become an  obligation  of the Trust  subject  to such  terms and  conditions  as may be fixed by,  and on a date  fixed by, or determined with criteria fixed by the Board of Trustees, to be amortized over a period or periods to be fixed by the Board.

               9.       Whenever any action is taken under this  Declaration  of Trust  including  action which is required or permitted  by the 1940 Act or any other  applicable  law,  such  action  shall be deemed to have been  properly  taken if such action is in accordance  with the  construction  of the 1940 Act or such other  applicable  law then in effect as expressed in
"no  action"  letters of the staff of the  Commission  or any  release,  rule,  regulation  or order under the 1940 Act or any decision of a court of competent  jurisdiction,  notwithstanding  that any of the foregoing shall later be found to be invalid or otherwise reversed or modified by any of the foregoing.

               10.      Any action which may be taken by the Board of Trustees under this  Declaration of Trust or its By-Laws may be taken by the description thereof in the then effective  prospectus and/or statement of additional  information relating to the Shares under the  Securities  Act of 1933 or in any proxy  statement of the Trust rather than by formal  resolution  of the Board.

               11.      Whenever under this  Declaration  of Trust,  the Board of Trustees is permitted or required to place a value on assets of the Trust,  such action may be delegated  by the Board,  and/or  determined  in  accordance  with a formula determined by the Board, to the extent permitted by the 1940 Act.

               12.      If  authorized  by vote of the  Trustees  and,  if a vote  of  Shareholders  is  required  under  this
Declaration of Trust, the favorable vote of the holders of a "majority" of the outstanding  voting  securities,  as defined in the 1940 Act,  entitled to vote, or by any larger vote which may be required by applicable  law in any  particular  case,  the
Trustees may amend or otherwise  supplement  this  instrument,  by making a Restated  Declaration of Trust or a Declaration of
Trust supplemental  hereto,  which thereafter shall form a part hereof; any such Supplemental or Restated Declaration of Trust may be executed by and on behalf of the Trust and the Trustees by an officer or officers of the Trust.

orgzn\790dot.996

               IN WITNESS WHEREOF, the undersigned have executed this instrument as of this 7th day of June, 2002.

  /s/ Robert G. Galli                                               /s/ Donald W. Spiro
  ----------------------------                                      ----------------------------
  Robert G. Galli                                                   Donald W. Spiro
  11-54 Shearwater Court                                            399 Ski Trail
  Jersey City, NJ 07305                                             Kinnelon, NJ 07405

  /s/ Leon Levy                                                     /s/ Pauline Trigere
  ----------------------------                                      ----------------------------
  Leon Levy                                                         Pauline Trigere
  One Sutton Place South                                            525 Park Avenue
  New York, NY 10022                                                New York, NY 10021

  /s/ Russell S. Reynolds                                           /s/ Kenneth A. Randall
  ----------------------------                                      ----------------------------
  Russell S. Reynolds                                               Kenneth A. Randall
  39 Clapboard Ridge Road                                           6 Whittaker's Mill
  Greenwich, CT 06830                                               Williamsburg, VA 23185

  /s/ Clayton K. Yeutter                                            /s/ Elizabeth B. Moynihan
  ----------------------------                                      ----------------------------
  Clayton K. Yeutter                                                Elizabeth B. Moynihan
  1325 Merrie Ridge Road                                            801 Pennsylvania Avenue
  McLean, Virginia 22101                                            Washington, D.C. 20004

  /s/ Benjamin Lipstein                                             /s/ Edward V. Regan
  ----------------------------                                      ----------------------------
  Benjamin Lipstein                                                 Edward V. Regan
  591 Breezy Hill Road                                              40 Park Avenue
  Hillsdale, NY 2529                                                New York, NY 10016

  /s/ John V. Murphy                                                /s/ Sidney M. Robbins
  ---------------------------                                       ----------------------------
  John V. Murphy                                                    Sidney M. Robbins
  1295 State Street                                                 50 Overlook Road
  Springfield, MA 01111                                             Ossining, NY 10562